UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2022

STRATA Skin Sciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

000-51481
(Commission File Number)

Delaware	13-3986004
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5 Walnut Grove Drive, Suite 140
Horsham, Pennsylvania 19044
(Address of principal executive offices, including zip code)

(215) 619-3200
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

On January 10, 2022, STRATA Skin Sciences, Inc. (the “Company”) acquired (the “Transaction”) substantially all of the  assets and certain liabilities related to the TheraClear device (“Theraclear”) from Theravant Corporation, a Delaware corporation (the “Seller”), pursuant to the terms and conditions of an Asset Purchase Agreement (the “Purchase Agreement”) entered into between the Company and the Seller. The purchase price paid by the Company to the Seller was equal to $500,000 in cash, 358,367 shares of the Company’s common stock (the “Shares”), the earnout opportunities discussed below, and the assumption of certain liabilities of the Seller related to TheraClear.

The Company and the Seller also agreed to the following cash earnout opportunities payable by the Company: (i) $1,000,000 upon the earlier of (a) the achievement of $10 million in net revenues (as such term is defined in the Purchase Agreement) during any 12-month rolling period, or (b) the third anniversary of the closing date; (ii) if the first earnout is achieved, $1,000,000 upon the achievement of $12.5 million in net revenues during the 12-month rolling period beginning in the first month following the month in which the first earnout is earned; (iii) if the second earnout is achieved, a cash earnout opportunity of $1,000,000 upon the achievement of $15 million in net revenues during the 12-month rolling period beginning in the first month following the month in which the second earnout is earned; (iv) an additional cash earnout commencing with the first calendar quarter in which the Company collects revenues from commercial sales of the TheraClear Device (as such term is defined in the Purchase Agreement) equal to (a) 20% of gross profit (as such term is defined in the Purchase Agreement) from U.S. sales until such time as the aggregate payments pursuant to this clause equal $5 million, (b) thereafter 15% of gross profit from U.S. sales until such time as the aggregate payments pursuant to this clause and clause (a) above equal $10  million; and (c) thereafter 10% of gross profit from U.S. sales until such time as the aggregate payments pursuant to this clause and clauses (a) and (b) above equal $20 million; at which time the Company shall have no further payment obligations; provided further, that the Company shall have no obligation to make any payment pursuant to clause (iv) following the seventh anniversary of the closing. In addition, the Company shall pay the Seller, on a quarterly basis, an amount equal to 25% of the non-U.S. gross profit for four years following the closing.

The Purchase Agreement contains customary representations and warranties related to TheraClear and the Transaction. The Company and the Seller agreed to certain post-closing covenants with respect to the Business as set forth more fully in the Purchase Agreement. For five years following the closing, the Seller and certain of its principals agreed to non-competition, non-solicitation and non-disparagement restrictive covenants in favor of the Company.

Both the Company and the Seller have agreed to indemnify the other party for losses arising from certain breaches of the Purchase Agreement and other liabilities, subject to certain limitations.

In connection with the closing of the Transaction, the Company and Buyer entered into certain additional ancillary documents, including a transition services agreement, a development agreement (the “Development Agreement”) and certain other customary agreements. Pursuant to the Development Agreement, the Company has agreed to pay to the Seller certain milestone payments in connection with the timely development, launch and sales of devices related to the removal of acne scarring, neck line and tattoos, achieving net revenue targets within an agreed upon period of time and other conditions. The Company would pay a milestone payment of $500,000 in connection with the development of a device for each of the three separate treatments, with an additional $500,000 payable upon the achievement of certain net revenue targets with respect to each such treatment.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement. A copy of the Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the Purchase Agreement and information regarding the subject matter thereof may change after the date of the Purchase Agreement. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company or its business as of the date of the Purchase Agreement or as of any other date. Investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were made only as of a specific date and are modified in important part by the underlying disclosure schedules. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders.

Item 3.02.          Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding the unregistered sale of the Shares is incorporated herein by reference. The Shares issued by the Company pursuant to the Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws. No form of general solicitation or general advertising was conducted in connection with the issuance. The Shares contain restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom. In the Purchase Agreement, the Company agreed to file a resale registration statement with the Securities and Exchange Commission within three business days following the closing.

Item 8.01.          Other Events.

On January 10, 2022, the Company issued a press release announcing the Purchase Agreement and the Transaction, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Asset Purchase Agreement, dated as of January 10, 2022, between STRATA Skin Sciences, Inc., Theravant Corporation and certain other parties thereto.*
99.1	Press release, dated January 10, 2022, of STRATA Skin Sciences, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

Cautionary Notes on Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements may include: management plans relating to the Transaction; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the Transaction; any statements of expectation or belief; projections related to certain financial metrics and expenses; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek”, “plan”, “will”, “would”, “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. The Company does not assume any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that the Company anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K and those disclosed in the Company’s other periodic reports filed with the SEC, as well as the possibility that expected benefits of the Transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that Business may not perform as expected due to transaction-related uncertainty or other factors; reputational risks and the reaction of the Company’s stockholders, customers, employees and other constituents to the Transaction and diversion of management time as a result of matters related to the Transaction. The list of factors presented here is not, and should not be considered, a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this report or in any documents, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: January 10, 2022	By:	/s/ Christopher Lesovitz
Christopher Lesovitz
Chief Financial Officer